UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 27, 2016

ASHFORD INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

Effective as of October 31, 2016, Ashford Inc. (the “Company”) changed its state of incorporation from Delaware to Maryland. The reincorporation was effected by merging the Company with and into a wholly owned Maryland subsidiary established for this purpose (the “Reincorporation Merger”) pursuant to the terms of an Agreement and Plan of Merger, dated October 28, 2018 (the “Merger Agreement”), following approval by the requisite vote of the Company’s shareholders at a Special Meeting of Stockholders held on October 27, 2016.  As a result of the Reincorporation Merger, Ashford Inc., a Maryland corporation (“Ashford Maryland”), is the successor issuer of Ashford Inc., a Delaware corporation (“Ashford Delaware”) under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Agreement and Plan of Merger between Ashford Maryland and Ashford Delaware, dated October 28, 2016, is attached hereto as Exhibit 10.1.

Other than the change of corporate domicile, the reincorporation did not result in any change in the name, business, physical locations, management, assets, liabilities, net worth or number of authorized shares of the Company, nor will it result in any change in location of our current employees, including management.  In addition, the Company’s common stock will continue to be listed under the symbol “AINC” on the NYSE MKT. Each outstanding certificate representing shares of Ashford Delaware’s common stock automatically represents, without any action of Ashford Delaware’s stockholders, the same number of shares of Ashford Maryland’s common stock. Ashford Delaware’s shareholders did not need to exchange their stock certificates as a result of the Reincorporation Merger. Ashford Maryland expressly assumed the 2014 Incentive Plan of Ashford Delaware and outstanding awards granted thereunder, and will amend such plan so that all references to the Ashford Delaware are made references to Ashford Maryland.

As of October 31, 2016, the rights of the Company’s stockholders commenced to be governed by the Maryland General Corporation Law, the Amended and Restated Articles of Incorporation of Ashford Inc. attached hereto as Exhibit 3.1 and the Bylaws of Ashford Inc. attached hereto as Exhibit 3.2. Additional information about the Reincorporation Merger and a comparison of the rights of shareholders of Ashford Delaware and Ashford Maryland can be found in Proposal 1 in the Company’s Proxy Statement (beginning on page 7), filed with the SEC on October 7, 2016.

Amendment to Rights Agreement

On October 31, 2016, the Company entered into Amendment No. 1 (the “Rights Agreement Amendment”) to the Amended and Restated Rights Agreement dated as of August 12, 2015 (as amended from time to time, the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as the Rights Agent. Pursuant to the Rights Plan Amendment, the Rights Agreement was amended to make such changes as were necessary to reflect the reincorporation of the Company to Maryland pursuant to the Reincorporation Merger and which do not adversely affect the interests of the holders of the rights. A copy of the Rights Plan Amendment is attached hereto as Exhibit 4.1.

Remington Merger Agreement Waiver

In connection with the Reincorporation Merger, on October 28, 2016, the Company entered into the Amendment, Waiver and Consent Agreement (the “Remington Waiver”), by and among the Company, Archie Bennett, Jr., Monty J. Bennett, Remington Holdings GP, LLC, MJB Investments, LP, Mark A. Sharkey, Remington Holdings, LP, Ashford Advisors, Inc., Remington Hospitality Management, Inc., Ashford GP Holdings I, LLC, and Remington GP Holdings, LLC.  Pursuant to the Remington Waiver, the parties thereto agreed to waive any breach, right of termination, default or event of default arising under the Acquisition Agreement, dated as of September 17, 2015 (as amended, the “Acquisition Agreement”), as a result of the Reincorporation Merger and to amend the Acquisition Agreement to accommodate the Reincorporation Merger.  A copy of the Remington Waiver is attached hereto as Exhibit 10.2.

Item 3.03. Material Modification To Rights Of Security Holders.

The disclosure set forth under Item 1.01 under the headings “Agreement and Plan of Merger” and “Amendment to Rights Agreement” is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 1.01 under the heading “Agreement and Plan of Merger” is incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 27, 2016, the Company held a Special Meeting of Stockholders. As of October 17, 2016, the record date for the special meeting, there were 2,015,599 shares of the Company’s common stock outstanding and entitled to vote. At the special meeting, 1,655,483 shares, or approximately 82% of the eligible voting shares, were represented either in person or by proxy.

At the special meeting, the stockholders voted on the following item:

Proposal 1: To approve the Merger Agreement, pursuant to which the Company will merge with and into Ashford Maryland for the purpose of changing the Company’s state of incorporation from Delaware to Maryland. This proposal was approved by the votes indicated below:

For	Against	Abstain
1,455,674	187,598	12,211

In connection with the special meeting, the Company also solicited proxies with respect to the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1. As there were sufficient votes at the time of the special meeting to approve Proposal 1, adjournment or postponement of the special meeting was not necessary or appropriate, and such proposal was not submitted to the Company’s stockholders for approval at the special meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Ashford Inc., a Maryland corporation, as filed with the Department of Assessments and Taxation of the State of Maryland on October 28, 2016.

3.2	Bylaws of Ashford Inc., a Maryland corporation.

4.1

Amendment No. 1 to the Amended and Restated Rights Agreement, dated October 31, 2016, between Ashford Inc. and Computershare Trust Company, N.A., which includes the Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C.

10.1	Agreement and Plan of Merger, dated October 28, 2016, by and between Ashford Inc., a Delaware corporation, and Ashford Inc., a Maryland corporation.

10.2

Amendment, Waiver and Consent Agreement, dated October 28, 2016, by and among Ashford Inc., Archie Bennett, Jr., Monty J. Bennett, Remington Holdings GP, LLC, MJB Investments, LP, Mark A. Sharkey, Remington Holdings, LP, Ashford Advisors, Inc., Remington Hospitality Management, Inc., Ashford GP Holdings I, LLC, and Remington GP Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2016

ASHFORD INC.

	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel